AMERITAS LIFE INSURANCE CORP.
                                  ("AMERITAS")
                      AMERITAS VARIABLE SEPARATE ACCOUNT VL
                      AMERITAS VARIABLE SEPARATE ACCOUNT VA
                              ("Separate Accounts")

                                  Supplement to
                  Allocator 2000, Regent 2000, Executive Select
                    Allocator 2000 Annuity, Designer Annuity
                         Prospectuses Dated May 1, 2007

                         Supplement Dated June 28, 2007

Effective June 1, 2007, the Alger American Small Capitalization Portfolio (the "Portfolio") is closed to new investors. Shareholders of record that maintain an open account in the Portfolio as of the close of business May 31, 2007, may continue to make additional investments into their existing Portfolio account. Shareholders who transfer or withdraw completely from the Portfolio on or after June 1, 2007 cannot be allowed to reinvest back into the Portfolio.

If you established a program with premium allocations directed to the Portfolio and you had no investments in the Portfolio at the close of business on May 31, 2007 (or if you transferred or withdrew all of your investments from the Portfolio on or after June 1, 2007), any premiums directed to the Portfolio after May 31, 2007 will be allocated to the Ameritas Money Market Portfolio instead. You may reallocate funds from the Ameritas Money Market Portfolio to other available investment options at any time, pursuant to the terms stated in your prospectus.

All other Policy provisions remain as stated in your Policy and prospectus.

Please see the Fund's Alger American Small Capitalization prospectus for more information about the Portfolio.

          Please retain this Supplement with the current prospectus for your variable Policy issued by Ameritas Life Insurance Corp.

                 If you do not have a current prospectus, please
                      contact Ameritas at 1-800-745-1112.